                                   FORM 8-A



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               FCC NATIONAL BANK
                (with respect to FIRST CHICAGO MASTER TRUST II)
           (Exact name of registrant as specified in their charter)



        United States of America                         51-0269396
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



One Gateway Center
300 King Street
Wilmington, Delaware                                      19801
(Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:
                                                    None.


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [_ ].

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [x].

Securities Act registration file number to which this form relates: 333-49625


Securities to be registered pursuant to Section 12(g) of the Act:


                         First Chicago Master Trust II
             Floating Rate Asset Backed Certificates Series 1998-V
                               (Title of Class)

           INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1.    Description of Registrant's Securities
           to be Registered.
           --------------------------------------

           The descriptions of the Floating Rate Asset Backed Certificates Series 1998-V appearing under the captions entitled (a) "Prospectus Summary"; "Risk Factors"; "Maturity and Principal Payment Considerations"; "Description of the Certificates and the Agreement"; "Enhancement"; "Certain Legal Aspects of the Receivables"; "U.S. Federal Income Tax Consequences";"State and Local Taxation" and "ERISA Considerations" in the Prospectus, dated November 3, 1998 (the "Prospectus") under the Registrant's Registration Statement on Form S-3, File No. 333-49625 and filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), and (b) under the captions entitled "Summary of Series Terms"; "Summary of Series Provisions"; "Maturity and Principal Payment Considerations"; and "Description of the Class A Certificates and the Agreement" in the Prospectus Supplement, dated November 3, 1998 to the Prospectus, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), are incorporated herein by reference.


Item 2.    Exhibits
           --------

           Exhibit 1 - Form of specimen of certificate representing Floating Rate Asset Backed Certificates Series 1998-V (included in Exhibit
           22).

           Exhibit 2 - Articles of Association of FCC National Bank.   [Exhibit
           3.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

           Exhibit 3 - By-laws of FCC National Bank [Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

           Exhibit 4 - Pooling and Servicing Agreement [Exhibit 4.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-35084, is incorporated herein by reference].

           Exhibit 5 - Series 1993-F Supplement to the Pooling and Servicing Agreement [Exhibit 4.8 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

           Exhibit 6 - Series 1993-G Supplement to the Pooling and Servicing Agreement [Exhibit 4.9 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

           Exhibit 7 - Series 1993-H Supplement to the Pooling and Servicing Agreement [Exhibit 4.10 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-67056 is incorporated herein by reference].

           Exhibit 8 - Series 1994-I Supplement to the Pooling and Servicing Agreement [Exhibit 4.11 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

           Exhibit 9 - Series 1994-J Supplement to the Pooling and Servicing Agreement [Exhibit 4.12 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

           Exhibit 10 - Series 1994-K Supplement to the Pooling and Servicing Agreement [Exhibit 4.13 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

           Exhibit 11 - Series 1994-L Supplement to the Pooling and Servicing Agreement [Exhibit 4.14 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

           Exhibit 12 - Series 1995-M Supplement to the Pooling and Servicing Agreement [Exhibit 4.15 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

           Exhibit 13 - Series 1995-N Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

           Exhibit 14 - Series 1995-O Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

           Exhibit 15 - Series 1995-P Supplement to the Pooling and Servicing Agreement [Exhibit 4.17 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

           Exhibit 16 - 1995 Amendment to the Pooling and Servicing Agreement [Exhibit 4 to the Registrant's Form 8-K dated May 5, 1995, is incorporated by reference].

           Exhibit 17 - Series 1996-Q Supplement to the Pooling and Servicing Agreement [Exhibit 4.23 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated October 1, 1996, is incorporated by reference.]

           Exhibit 18 - Series 1996-R Supplement to the Pooling and Servicing Agreement [Exhibit 4.24 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

           Exhibit 19 - Series 1996-S Supplement to the Pooling and Servicing Agreement [Exhibit 4.25 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

           Exhibit 20 - Series 1997-T Supplement to the Pooling and Servicing Agreement [Exhibit 4.26 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated November 10, 1997, is incorporated by reference].

           Exhibit 21 - Series 1997-U Supplement to the Pooling and Servicing Agreement [Exhibit 4.27 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated November 10, 1997, is incorporated by reference].

           Exhibit 22 - Series 1998-V Supplement to the Pooling and Servicing Agreement [Exhibit 4.28 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, as filed on a Form 8-K dated November 20, 1998, is incorporated by reference].

           Exhibit 23 - 1998 Amendment to the Pooling and Servicing Agreement [Exhibit 4.27 to the Registrant's Registration Statement on Form S-3, File No. 333-49625, is incorporated by reference].

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.



                                 FCC NATIONAL BANK
                                 (Registrant)


                                 By  /s/  Harry Hallowell
                                   ____________________________
                                      Harry Hallowell
                                      Vice President



Dated:  March 5, 1999

                                 INDEX TO EXHIBITS
                                 -----------------


Exhibit                                                         Sequentially
-------
Numbered   Exhibit                                              Numbered Page
--------   -------

 1         Form of specimen of certificate representing
           Floating Rate Asset Backed Certificates
           Series 1998-V.                                             N/A

 2         Articles of Association of FCC National Bank
           [Exhibit 3.1 to the Registrant's Post-Effective
           Amendment No. 1 to the Registration
           Statement on Form S-1, File No. 33-61950, is
           incorporated herein by reference].                         N/A

 3         By-laws of FCC National Bank [Exhibit 3.2 to
           the Registrant's  Registration Statement on
           Form S-1, File No. 33-61950, is incorporated
           herein by reference].                                      N/A

 4         Pooling and Servicing Agreement [Exhibit 4.1
           to the Registrant's Post- Effective Amendment
           No. 1 to the Registration Statement on Form S-1,
           File No. 33-35084, is incorporated herein
           by reference].                                             N/A

 5         Series 1993-F Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.8 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-61950 is incorporated
           herein by reference].                                      N/A

 6         Series 1993-G Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.9 to the
           Registrant's Post-Effective Amendment No. 1 to the
           Registration Statement on Form S-1,
           File No. 33-61950 is incorporated
           herein by reference].                                      N/A

 7         Series 1993-H Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.10 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No.  33-67056 is incorporated
           herein by reference].                                      N/A

8          Series 1994-I Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.11 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-78032 is incorporated
           herein by reference].                                      N/A

9          Series 1994-J Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.12 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-78032 is incorporated
           herein by reference].                                      N/A

10         Series 1994-K Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.13 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-82466 is incorporated
           herein by reference].                                      N/A

11         Series 1994-L Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.14 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-82466 is incorporated
           herein by reference].                                      N/A

12         Series 1995-M Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.15 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-84880 is incorporated
           herein by reference].                                      N/A

13         Series 1995-N Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.16 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-84880 is incorporated
           herein by reference].                                      N/A

14         Series 1995-O Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.16 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-92358 is incorporated by reference].           N/A

15         Series 1995-P Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.17 to the
           Registrant's Post-Effective Amendment No. 1
           to the Registration Statement on Form S-1,
           File No. 33-92358 is incorporated by reference].           N/A

16         1995 Amendment to the Pooling and Servicing
           Agreement [Exhibit 4 to the Registrant's Form8-K
           dated May 5, 1995, is incorporated herein by
           reference].                                                N/A

17         Series 1996-Q Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.23 to the Registrant's
           Registration Statement on Form S-3, File
           No. 333-02361, as filed on a Form 8-K dated
           October 1, 1996, is incorporated by reference.]            N/A

18         Series 1996-R Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.24 to the
           Registrant's Registration Statement on Form S-3,
           File No. 333-02361, as filed on a Form 8-K dated
           December 4, 1996, is incorporated by reference].           N/A

19         Series 1996-S Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.25 to the
           Registrant's Registration Statement on Form S-3,
           File No. 333-02361, as filed on a Form 8-K dated
           December 4, 1996, is incorporated by reference].           N/A

20         Series 1997-T Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.26 to the
           Registrant's Registration Statement on Form S-3,
           File No. 333-02361, as filed on a Form 8-K dated
           November 10, 1997, is incorporated by reference].          N/A

21         Series 1997-U Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.27 to the
           Registrant's Registration Statement on Form S-3,
           File No. 333-02361, as filed on a Form 8-K dated
           November 10, 1997, is incorporated by reference].          N/A

22         Series 1998-V Supplement to the Pooling and
           Servicing Agreement [Exhibit 4.28 to the
           Registrant's Registration Statement on Form S-3,
           File No. 333-49625, as filed on a Form 8-K dated
           November 20, 1998, is incorporated by reference].          N/A

23         Series 1998 Amendment to the Pooling and
           Servicing Agreement [Exhibit 4.27 to the
           Registrant's Registration Statement on Form S-3,
           File No. 333-49625, as filed on a Form 8-K dated
           November 20,1998, is incorporated by reference].           N/A

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